Exhibit 99c
-----------


              FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------
                              BUSINESS SEGMENT DATA
                              ---------------------
                           (Unaudited and in millions)

                                                              Three Months Ended
                                                                   March 31
                                                              ------------------
                                                                2002      2001
                                                              --------  --------
Revenue
-------

Energy Production Systems                                     $  198.0  $  157.9
Energy Processing Systems                                         84.0      89.1
Intercompany eliminations                                         (1.3)     (0.2)
                                                              --------  --------
    Subtotal Energy Systems                                      280.7     246.8
FoodTech                                                          91.7     108.5
Airport Systems                                                   52.8      74.7
Intercompany eliminations                                         (1.6)     (0.6)
                                                              --------  --------
                                                              $  423.6  $  429.4
                                                              ========  ========

Income (loss) before income taxes
---------------------------------

Energy Production Systems                                     $   10.9  $    5.6
Energy Processing Systems                                          3.0       3.4
                                                              --------  --------
    Subtotal Energy Systems                                       13.9       9.0
FoodTech                                                           4.3       3.5
Airport Systems                                                    1.0       5.9
                                                              --------  --------

Segment operating profit (1)                                      19.2      18.4
Corporate expenses                                                (5.7)     (8.1)
Other expense, net                                                (3.0)     (0.7)
                                                              --------  --------

Operating profit before asset impairment, restructuring and
  other charges, net interest expense and income taxes            10.5       9.6

Asset impairment (2)                                                --      (1.3)
Restructuring and other charges (3)                                 --      (9.2)
Net interest expense                                              (3.4)     (1.1)
                                                              --------  --------

Income (loss) before income taxes and the cumulative effect
  of changes in accounting principles                         $    7.1  $   (2.0)
                                                              ========  ========


(1) Segment operating profit comparability is affected by the Company's adoption of the provisions of Statement of Financial Accounting Standards No. 142 effective January 1, 2002, at which time the recording of goodwill amortization expense ceased. Goodwill amortization expense in 2001 relates to Energy Production Systems ($0.8 million), Energy Processing Systems ($1.2 million), FoodTech ($1.3 million) and Airport Systems ($0.1 million).

(2)  The asset impairment in 2001 relates to FoodTech.

(3) Restructuring and other charges in 2001 relate to Energy Processing Systems ($5.2 million), FoodTech ($2.5 million), and Airport Systems ($1.5 million).

              FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   -------------------------------------------
              (Unaudited and in millions, except per share amounts)

                                                                                               Three Months Ended
                                                                                                     March 31
                                                                                           --------------------------
                                                                                              2002           2001
                                                                                           ------------   -----------
Revenue                                                                                    $     423.6    $     429.4

Operating costs and expenses                                                                     412.5          419.8
Asset impairments                                                                                    -            1.3
Restructuring and other charges                                                                      -            9.2
                                                                                           -----------    -----------

Total costs and expenses                                                                         412.5          430.3
                                                                                           -----------    -----------

                                                                                                  11.1           (0.9)

Minority interests                                                                                 0.6              -
Net interest expense                                                                               3.4            1.1
                                                                                           -----------    -----------

Income (loss) before income taxes                                                                  7.1           (2.0)

Provision for income taxes                                                                         2.1            1.6
                                                                                           -----------    -----------

Income (loss) before the cumulative effect of changes in accounting principles                     5.0           (3.6)

Cumulative effect of changes in accounting principles, net of income taxes (1)                  (193.8)          (4.7)
                                                                                           -----------    -----------

Net loss                                                                                   $    (188.8)   $      (8.3)
                                                                                           ===========    ===========

Basic and diluted earnings per common share:

  Income (loss) before the cumulative effect of changes in accounting principles           $      0.08    $     (0.06)
  Cumulative effect of changes in accounting principles (1)                                      (2.97)         (0.07)
                                                                                           -----------    -----------

  Loss per common share (2)                                                                $     (2.89)   $     (0.13)
                                                                                           ===========    ===========

Average number of shares used in basic and diluted loss per share computations (2)                65.2           65.0
                                                                                           ===========    ===========


(1) The cumulative effect of changes in accounting principles, net of income taxes, resulted from the adoption of Statement of Financial Accounting Standards No. 142 in 2002 and Statement of Financial Accounting Standards No. 133 in 2001.

(2) Loss per common share for the three months ended March 31, 2001 are presented on a pro forma basis as if FMC Technologies were retaining its earnings since January 1, 2001 and had completed its initial public offering on January 1, 2001.

              FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------
                              BUSINESS SEGMENT DATA
                              ---------------------
                           (Unaudited and in millions)


                                                 Three Months Ended
                                                      March 31
                                            ----------------------------
                                                2002             2001
                                            ------------     -----------
Inbound Orders
--------------

Energy Production Systems                   $     284.9      $     266.6
Energy Processing Systems                          93.6            103.8
                                            -----------      -----------
    Subtotal Energy Systems                       378.5            370.4
FoodTech                                          131.4            149.2
Airport Systems                                    31.5            102.1
                                            -----------      -----------

                                            $     541.4      $     621.7
                                            ===========      ===========


                                                      March 31
                                            ----------------------------
                                               2002             2001
                                            ------------     -----------
Order Backlog
-------------

Energy Production Systems                   $     658.1      $     440.1
Energy Processing Systems                         115.6            108.4
                                            -----------      -----------
    Subtotal Energy Systems                       773.7            548.5
FoodTech                                          161.1            129.3
Airport Systems                                   142.1            158.0
                                            -----------      -----------

                                            $   1,076.9      $     835.8
                                            ===========      ===========

             FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------
                              Business Segment Data
                              ---------------------
                                 Pro Forma Basis
                                 ---------------
                      (In millions, except per share data)

                                                                       2001
                                               -------------------------------------------------------
                                                  Q1         Q2         Q3         Q4       Full Year
                                               ---------  ---------  ---------  ---------  -----------
Revenue
-------
Energy Production Systems                      $   157.9  $   172.5  $   176.1  $   219.4  $     725.9
Energy Processing Systems                           89.1       97.4       95.5      118.0        400.0
Intercompany eliminations                           (0.2)      (0.1)      (0.1)      (0.2)        (0.6)
                                               ---------  ---------  ---------  ---------  -----------
    Subtotal Energy Systems                        246.8      269.8      271.5      337.2      1,125.3
FoodTech                                           108.5      132.6      127.6      144.2        512.9
Airport Systems                                     74.7       80.0       77.6       67.5        299.8
Intercompany eliminations                           (0.6)      (4.3)      (2.7)      (2.5)       (10.1)
                                               ---------  ---------  ---------  ---------  -----------
    Total revenue                              $   429.4  $   478.1  $   474.0  $   546.4  $   1,927.9
                                               =========  =========  =========  =========  ===========

After-tax income (pro forma basis)
----------------------------------
Energy Production Systems                      $     5.6  $     8.0  $    12.2  $    15.3  $      41.1
Energy Processing Systems                            3.4        5.3        8.2       13.9         30.8
                                               ---------  ---------  ---------  ---------  -----------
    Subtotal Energy Systems                          9.0       13.3       20.4       29.2         71.9
FoodTech                                             3.5       11.3       10.2       14.6         39.6
Airport Systems                                      5.9        5.1        6.7        0.4         18.1
                                               ---------  ---------  ---------  ---------  -----------
    Total segment operating profit                  18.4       29.7       37.3       44.2        129.6
Corporate expenses (a)                              (8.1)      (8.3)      (7.8)      (9.6)       (33.8)
Other expense, net (b)                              (0.7)    --           (1.4)      (2.3)        (4.4)
Net interest expense (c)                            (4.6)      (4.6)      (5.2)      (3.0)       (17.4)
                                               ---------  ---------  ---------  ---------  -----------

Income before income taxes (pro forma basis)         5.0       16.8       22.9       29.3         74.0
Provision for income taxes (d)                      (1.4)      (4.5)      (6.2)      (7.9)       (20.0)
                                               ---------  ---------  ---------  ---------  -----------

After-tax income (pro forma basis)             $     3.6  $    12.3  $    16.7  $    21.4  $      54.0
                                               =========  =========  =========  =========  ===========

Income per share (pro forma basis) (e)         $    0.06  $    0.19  $    0.25  $    0.32  $      0.82
                                               =========  =========  =========  =========  ===========

(a)  Corporate expenses primarily include staff expenses.

(b) Other expense, net consists of all other corporate items, including LIFO inventory adjustments and pension income or expense.

(c) For periods prior to Q3 2001, interest expense is presented on a pro forma basis assuming debt of $305 million and annual interest expense at 6.0%.

(d)  Income tax rate constant at 27%.

(e)  Diluted shares outstanding constant at 66.2 million.

Note: These statements present the company's pro forma estimate of FMC Technologies' results under the current capital structure, assuming diluted shares outstanding of 66.2 million, an income tax rate of 27% and allocation of debt between FMC Technologies and FMC Corporation as if the IPO had occurred on January 1, 2001. For periods subsequent to the IPO, actual net interest expense was used. Pro forma income per share is based on income from continuing operations, excluding significant non-recurring items. Significant non-recurring items include asset impairments, restructuring and other charges, the cumulative effect of a change in accounting principle and non-recurring tax charges related to the separation of FMC Technologies' worldwide entities from FMC Corporation. The company believes that this pro forma information provides a basis for comparisons going forward. The pro forma statements are for the purpose of analysis only and are not meant to be prepared or presented in accordance with U.S. generally accepted accounting principles.

              FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      -------------------------------------
                                  (In millions)

                                                                       March 31,
                                                                          2002            December 31,
                                                                      (Unaudited)             2001
                                                                      -----------         ------------
Cash and cash equivalents                                              $     2.2           $    28.0
Accounts receivable, net of allowances of $9.3
  and $9.2 in 2002 and 2001, respectively                                  403.7               375.9
Inventories                                                                305.8               269.6
Other current assets                                                        87.2                81.6
                                                                       ---------           ---------
     Total current assets                                                  798.9               755.1

Property, plant and equipment, net of accumulated depreciation
  of $357.1 and $349.5 in 2002 and 2001, respectively                      276.2               275.3
Goodwill                                                                    96.6               311.6
Intangible assets                                                           33.5                35.5
Other assets                                                                84.6                60.4
                                                                       ---------           ---------
Total assets                                                           $ 1,289.8           $ 1,437.9
                                                                       =========           =========

Short-term debt and current portion of long-term debt                  $    78.7           $    78.9
Accounts payable                                                           430.4               369.4
Other current liabilities                                                  216.6               232.5
                                                                       ---------           ---------
     Total current liabilities                                             725.7               680.8

Long-term debt                                                             182.7               194.1
Other liabilities                                                          137.2               144.8
Common stock                                                                 0.7                 0.7
Other stockholders' equity                                                 243.5               417.5
                                                                       ---------           ---------
Total liabilities and stockholders' equity                             $ 1,289.8           $ 1,437.9
                                                                       =========           =========

              FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
                 ----------------------------------------------
                           (Unaudited and in millions)

                                                                                Three Months Ended
                                                                                     March 31,
                                                                                ------------------
                                                                                   2002    2001
                                                                                 -------  -------
Net cash provided (required) by operating activities of continuing operations:
  Net income (loss) before the cumulative effect of changes in
     accounting principles                                                       $   5.0  $  (3.6)
  Depreciation and amortization                                                     11.8     14.4
  Other                                                                            (17.6)   (33.0)
                                                                                 -------  -------
Net cash required by operating activities of continuing operations                  (0.8)   (22.2)
                                                                                 -------  -------
Net cash required by discontinued operations                                        (1.7)    (1.5)
                                                                                 -------  -------
Net cash provided (required) by investing activities:
  Capital expenditures                                                             (12.5)   (12.8)
  Other                                                                              0.6      4.9
                                                                                 -------  -------
Cash required by investing activities                                              (11.9)    (7.9)
                                                                                 -------  -------
Net cash provided (required) by financing activities:
  Net decrease in short-term debt                                                   (0.3)    (9.4)
  Repayments of long-term debt                                                     (11.5)    --
  Previous owner's net investment                                                   --       35.5
  Issuance of common stock, net of stock acquired for employee benefit plan          0.6     --
                                                                                 -------  -------
Cash provided (required) by financing activities                                   (11.2)    26.1
                                                                                 -------  -------
Effect of exchange rate changes on cash and cash equivalents                        (0.2)    (0.3)
                                                                                 -------  -------
Decrease in cash and cash equivalents                                              (25.8)    (5.8)

Cash and cash equivalents, beginning of period                                      28.0     17.8
                                                                                 -------  -------
Cash and cash equivalents, end of period                                         $   2.2  $  12.0
                                                                                 =======  =======